UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2016

FRANCESCA’S HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-35239	Delaware	20-8874704
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

8760 Clay Road, Houston, Texas	77080
(Address of Principal Executive Offices)	(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On May 17, 2016, Francesca’s Holdings Corporation (the “Company”) issued a press release that included certain preliminary results for the fiscal first quarter ended April 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c) On May 15, 2016, Mr. Michael Barnes resigned from the Board of Directors of the Company (the “Board”) and his positions as Chairman, President and Chief Executive Officer effective immediately. The resignation of Mr. Barnes was not as a result of a disagreement with the Company or on any matter relating to the Company’s operations, policies or practices.

On May 16, 2016, the Board appointed Mr. Richard Kunes, a member of the Board, as the Company’s interim Chairman, President and Chief Executive Officer effective immediately. Mr. Kunes will remain a member of the Board, but as a result of his appointment as an officer of the Company, he is no longer considered independent under the rules of The NASDAQ Stock Market LLC. In connection with his appointment, Mr. Kunes stepped down from his positions as Lead Independent Director and as a member of the Audit, Compensation and Nominating and Corporate Governance Committees. The independent members of the Board appointed Mr. Richard Emmett as Lead Independent Director and the Board appointed Mr. Martyn Redgrave as Chairman of the Audit Committee.

There was no arrangement between Mr. Kunes and any other person pursuant to which Mr. Kunes was appointed as Chairman, President and Chief Executive Officer. Compensation arrangements for Mr. Kunes have not yet been determined. Biographical and other information required by this Item concerning Mr. Kunes is included in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 25, 2016.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by the Company on May 17, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: May 17, 2016	By:	/s/ Kal Malik
Name: Kal Malik
Title: Chief Administrative Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company on May 17, 2016.

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